POWER OF ATTORNEY

The undersigned, Mark C Costello, hereby constitutes and

appoints Emeka Chukwu and Charles B. Ammann, each of them,

jointly and severally, his lawful attorney in fact and agent,

with full power of substitution and resubstitution, for him

and in his name, place and stead, in any and all capacities,

to execute and file with the Securities and Exchange Commission and any stock exchange or similar authority (or any other

governmental or regulatory authority) Forms ID, 3, 4 and 5 under

Section 16(a) of the Securities Exchange Act of 1934, as amended

(the Act) and the rules thereunder, or any other appropriate form, and all amendments thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to his holdings or beneficial ownership of securities issued by

Semtech Corporation, a corporation organized under the laws of the State of Delaware (the Corporation), granting unto said

attorneys in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, and each of them, or his substitute or substitutes, may do or lawfully cause to

be done by virtue hereof.

The undersigned acknowledges that the foregoing attorneys in fact and agents, solely by virtue of serving in such capacity at the request of the undersigned, are not assuming, nor is the Corporation assuming, any of the undersigneds responsibilities to comply with

Section 16 of the Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms ID, 3, 4 and 5 with respect to the undersigneds holdings or beneficial ownership of and transactions in securities issued by the Corporation, unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys in fact.

/s/ Ross

May 15, 2015